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                                                            Exhibit 10.3

                    SETTLEMENT AGREEMENT AND GENERAL RELEASE
                                     PARTIES

     This Settlement Agreement and General Release (hereinafter referred to as "Agreement") resolves and settles all disputes between James Kinnicutt, Susan Kinnicutt and Bikers Dream of Sacramento (collectively referred to as "plaintiffs") and Bikers Dream, Inc. ("BDI") and William Gresher ("Gresher") (collectively "defendants"). Plaintiffs as defined above and defendants as defined above are collectively referred to herein as "the parties." This Agreement is binding upon and shall enure to the benefit of the parties hereto and all of their respective past and present officers, directors, employees, agents, representatives, employers, insurers, attorneys, attorneys of record, accountants, advisors, partners, partnerships, predecessor partnerships, divisions, subsidiaries, affiliates, shareholders, joint venturers, commonly controlled corporations, ventures, projects, trusts, other entities, heirs, successors-in-interest, predecessors-in-interest, legatees and assigns.

                                    RECITALS

     1. This Agreement is made with reference to the following facts:

          1.1 Certain disputes have arisen between the parties hereto.

          1.2 Said disputes include, but are not limited to, the claims for relief, causes of action, assertions, denials, demands and prayers set forth by plaintiffs and defendants in that certain civil action filed in the Superior Court of the State of California, County of Sacramento, bearing Case No. 98AS04185 entitled (in short form) James Kinnicutt, et al. v. Bikers Dream, Inc. et al. (referred to herein as the "Action"), including but not limited to the pleadings and all discovery responses served by or on behalf of plaintiffs and defendants in the Action.


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          1.3 There are no other actions, claims or proceedings on file or otherwise known, asserted or believed to exist as between the parties or any of them in any forum, or before any Court, agency, arbitral body or other person or entity and if any of the parties learn of such actions, claims or proceedings, they will cause such actions, claims or proceedings to be immediately dismissed with prejudice.

          1.4 It is the intention of the parties to settle and dispose of, fully and completely and forever, any and all known or unknown claims for relief, causes of action and demands based upon acts or omissions occurring or not occurring prior to the date of this Agreement, including but not limited to (a) any and all claims for relief, causes of action and demands hereafter arising out of, connected with, relating to, or incidental to any and all claims for relief, demands, and causes of action that are set forth or that should have or could have been set forth in the Action as to the parties to this Agreement, and
(b) any and all claims for relief, causes of action and demands that were, could have been or should have been asserted by plaintiffs against any of the parties to this Agreement, including but not limited to said party's agents, representatives, insurers or attorneys by reason of anything asserted in or connected with the Action and/or Bikers Dream of Sacramento, including but not limited to all present and future claims of plaintiffs arising out of events, transactions, acts or omissions alleged in the Action and/or relating to the sale and repurchase of Bikers Dream of Sacramento, or that have been or could have been asserted in any other action, including but not limited to, claims pertaining to statements about plaintiffs contained in any documents filed by BDI with the Securities and Exchange Commission, including but not limited to, BDI's form 10Q statement for the quarter ended March 31, 2000.




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          1.5 Upon their execution of this Agreement, the parties shall authorize and cause their respective counsel of record to exchange an executed Request for Dismissal of the Action in its entirety with prejudice as to all parties ("Request for Dismissal") and an executed stipulation to vacate the judgment entered in the Action as to all parties ("Stipulation") in the form annexed hereto as Exhibits "A" and "B" in return for the checks for the Settlement Amount and Loan Balance as described in Section 1.6.

          1.6 Defendants shall cause to be paid to plaintiffs the single sum of one hundred and ninety thousand dollars and no cents ($190,000.00) ("Settlement Amount") in a single check made payable "James Kinnicutt and Susan Kinnicutt and their counsel of record Stephen L. Davis." Defendants shall also cause the balance of the SBA Loan to plaintiffs ("Loan Balance") to be fully paid off by way of a single payment in the form of check made payable to "James Kinnicutt and Susan Kinnicutt and their counsel of record Stephen L. Davis and Westamerica" in the amount of $67,062.66 which is the Loan Balance as of July 28, 2000 according to Westamerica. The checks for the Settlement Amount and Loan Balance are to be provided to counsel of record for plaintiffs in exchange for the executed Request for Dismissal and the Stipulation. The manner and method pursuant to which the Settlement Amount thereafter is recorded, distributed and/or paid to tax authorities is solely the responsibility of plaintiffs and their counsel and neither defendants, defendants' lawyers, its insurers nor any other person or entity affiliated with defendants are in any way responsible for any aspect thereof including but not limited to claims to the Settlement Amount, if any, made by lienholders and/or third parties.

                                 GENERAL RELEASE




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     2. In consideration of the Mutual General Release as contained herein, payment of the Settlement Amount and Loan Balance as set forth in section 1.6 above and for other good and valuable consideration expressly described herein, the receipt of which is acknowledged by each party hereto, the parties promise, agree and generally release as follows:

          2.1 James Kinnicutt, Susan Kinnicutt and Bikers Dream of Sacramento hereby release Bikers Dream, Inc. and William Gresher and all of their present and past partners, associates, employees, and representatives, including but not limited to Kraig Kavanagh and Jeffrey Simons, and all of their respective past, present and future officers, directors, agents, employees, representatives, independent contractors, employers, insurers, attorneys, accountants, advisors, partners, associates, partnerships, divisions, subsidiaries, affiliates, trusts, assigns, heirs, legatees, successors-in-interest, predecessors-in-interest, shareholders, joint venturers, commonly controlled corporations, ventures, projects, and any other entities, absolutely and forever from all manner of accounts, actions, suits, liens, debts, dues, damages, claims, causes of action, claims for relief, claims for bad faith, obligations, appeals, agreements, judgments, fees, costs, contracts, promises, expenses, bonds, bills, trespasses and demands of every nature whatsoever in law, admiralty or equity, whether known or unknown, whether suspected or unsuspected, which plaintiffs ever had, now have or hereafter may or can have against defendants and any or all of the above-defined persons and entities based upon acts or omissions occurring or not occurring prior to the effective date of this Agreement, including but without limitation, all claims in any way that were, could have been or should have been asserted in connection with the transactions, occurrences, acts or omissions set forth, arising out of, done in connection with, or related to the pleadings on file in the Action, as well as any other present or future claims that arise out of or relate in any







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way to the Action or Bikers Dream of Sacramento or that have been or could have been asserted in any other action, including but not limited to, claims pertaining to statements about plaintiffs contained in any documents filed by BDI with the Securities and Exchange Commission, including but not limited to, BDI's 10Q statement for the quarter entered March 31, 2000. Plaintiffs expressly agree to the vacation of the judgment in the Action as to all parties pursuant to the stipulation annexed hereto as Exhibit "B." Notwithstanding the foregoing release, BDI shall indemnify and hold harmless plaintiffs against any claims brought by any third party against plaintiffs regarding the lease of the property at 1715 I Street, Sacramento between December 1995 and May 2000.

          2.2 Bikers Dream, Inc. and William Gresher hereby release plaintiffs and all of their past, present and future officers, directors, agents, employees, representatives, employers, insurers, attorneys, accountants, advisors, partners, partnerships, divisions, subsidiaries, affiliates, assigns, heirs, legatees, successor-in-interest, predecessors-in-interest, shareholders, joint ventures, commonly controlled corporations, ventures, projects, and other entities absolutely and forever from all manner of accounts, actions, suits, liens, debts, dues, damages, claims, causes of action, claims for relief, claims for bad faith, obligations, appeals, agreements, judgments, fees, costs, contracts, promises, expenses, bonds, bills, trespasses and demands of every nature whatsoever in law, admiralty or equity, whether known or unknown, whether suspected or unsuspected, which BDI or Gresher ever had, now have or hereafter can have against plaintiffs and any or all of the above defined persons and entities based upon acts or omissions occurring or not occurring prior to the effective date of this Agreement, including but without limitation all claims in any way that were, could have been or should have been asserted in connection with the transactions, occurrences, acts or omissions set forth, arising



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out of, done in connection with, or related to the pleadings on file in the
Action as well as any other present or future claims that arise out of or relate in any way to the Action or Bikers Dream of Sacramento or that have been or could have been asserted in any other action.

          2.3 EACH PARTY TO THIS AGREEMENT SPECIFICALLY WAIVES THE BENEFIT OF THE PROVISIONS OF SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA AND SIMILAR LAWS OF ALL OTHER STATES, TERRITORIES OF THE UNITED STATES AND OTHER JURISDICTIONS. SECTION 1542 OF THE CALIFORNIA CIVIL CODE PROVIDES:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

                         REPRESENTATIONS AND WARRANTIES

     3. Each of the parties to this Agreement represents and warrants to the other as follows:

          3.1 Each of the parties has received independent legal advice from their attorneys with respect to the advisability of executing this Agreement, the meaning of California Civil Code ss. 1542 and the effect of the waiver of ss. 1542 provided for by this Agreement.

          3.2 None of the parties has made any statement or representation to any other party regarding any fact relied upon in entering into this Agreement and each party specifically states herein that it does not rely upon any statement, representation or promise of




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any of the other parties not contained herein in executing this Agreement or making the settlement provided for herein.

          3.3 Each of the parties to this Agreement has made such investigation of the facts pertaining to this Agreement and all the matters pertaining thereto as it has independently deemed necessary and appropriate.

          3.4 Each of the parties or responsible officer, director or partner thereof has read this Agreement and understands the contents hereof. Each of the officers, directors or partners executing this Agreement on behalf of their respective corporation, trust, partnership or entity is empowered to do so and thereby binds such respective corporation, trust, partnership or entity.

          3.5 In entering into this Agreement and the settlement provided for herein, each of the parties assumes all risk of misrepresentation, concealment or mistake. If any party should subsequently discover that any fact relied upon by it in entering into this Agreement was untrue or that any fact was concealed from it or that its understanding of the facts or the law was incorrect, such party shall not be entitled to any relief in connection herewith including, but not limited to, the fact that no party shall have any right or claim to set aside or rescind this Agreement. This Agreement is intended to be and is final and binding between the parties hereto regardless of any claims of misrepresentation made without the intention to perform, concealment of fact, mistake of fact or law or any other circumstances whatsoever.

          3.6 The parties hereto hereby warrant and represent to each other that there has been no assignment, encumbrance, hypothecation or other complete or partial transfer of all or any part of any interest in any claim, right, act, damage, demand, debt, liability, note, accounting, reckoning, obligation, cost, right of action, claim for relief or cause of action




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released herein and further warrant and represent to each other that they are legally authorized and entitled to settle and release, on their own behalf every claim, right, act, damage, debt, demand, liability, note, accounting, reckoning, obligation, cost, right of action, claim for relief or cause of action herein referred to and released and to give a valid, full and final acquittance therefore and each party shall indemnify the other, and hold them harmless from all damages, expenses, costs and attorney fees arising out of any breach of the representations or warranties contained in this paragraph.

          3.7 No difference, dispute or disagreement between the parties to this release arising on or subsequent to the effective date of this Agreement shall in any way affect the finality of this release.

          3.8 Each term of this Agreement is contractual and not merely a recital.

          3.9 This Agreement, and all of the terms, conditions and provisions contained herein are enforceable pursuant to C.C.P.ss.664.6 in the Sacramento County Superior Court.

          3.10 The parties will execute all further and additional documents as shall be reasonable, convenient, necessary or desirable to carry out the provisions of this Agreement.

          3.11 None of the parties hereto intends to reserve any claim for relief, cause of action, claim or demand it has or may have against any of the other parties from the coverage of this Agreement ("covered claim") including, but not limited to, any possible claim for malicious prosecution, abuse of process, lien, or other claims related to or connected with the Action. The fact that a particular type of claim is not expressly set forth herein is not intended to be nor shall it be construed to be an intent by any party to reserve any covered claim against any other party to this Agreement, including but not limited to, any claim based upon the




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Action or relating to or arising from any aspect of Bikers Dream of Sacramento.
Notwithstanding the foregoing, BDI warrants and represents that it is not aware of any claim or suit by any third party against it relating to the lease of the property at 1715 I Street.


                              NO ADMISSION OF FAULT

     4. This Agreement includes the settlement of all claims asserted by plaintiffs which are denied by defendants. Nothing contained herein shall be construed as an express or implied admission of any kind by any party hereto of any responsibility, fault or liability of any kind to any other party. Each of the parties hereto denies any such liability in connection with any claim and intends hereby solely to avoid the annoyance and expense of additional litigation. Any attempt by any party, its agents, representatives or anyone acting on its behalf, to construe this agreement as an admission of responsibility, fault or liability by defendants, or any of them, is a material breach of this agreement.

                            ENFORCEMENT OF AGREEMENT

     5. In any proceeding, suit or action brought to enforce any term, condition, warranty or representation of this Agreement and/or because of any breach thereof and/or arising out of this Agreement, the prevailing party or parties shall be entitled to recover from the other party or parties, their costs of suit and reasonable attorney fees incurred in connection with said proceeding, suit or action in addition to any and all other available relief.

                                     GENERAL


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     6. General Provisions.

          6.1 This Agreement shall in all respects be interpreted, enforced and governed by and under the laws of the State of California applicable to instruments, persons, transactions and subject matter which have legal context and relationship solely within the State of California. The language of this Agreement and all other documents referred to herein shall be construed as a whole according to its fair meaning. Venue and jurisdiction with respect to any acts arising under or in relation to this Agreement shall be exclusively within the Sacramento County Superior Court, State of California.

          6.2 This Agreement is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions, if any, which are hereby merged into this Agreement. This Agreement may not be amended orally in any way and may be amended only by an agreement in writing and signed by all parties thereto. No provision of this Agreement shall be modified or construed by any practice that is inconsistent with any such provision, and failure by any party to comply with any such provision or to require any other party to comply with any provision shall not affect the rights of either to thereafter require the other party to comply with that or any other provision.

          6.3 Each party has participated in, cooperated in or contributed to the drafting and preparation of this Agreement. In any construction to be made of this Agreement, the same shall not be construed for or against any party, but shall be construed fairly according to its plain meaning.

          6.4 This Agreement may be executed in counterparts and when each party has signed and delivered at least one counterpart, each counterpart shall be deemed an original




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and, when taken together with other signed counterparts, shall constitute one agreement which shall be binding and effective as to all parties.

          6.5 Each party shall pay their own legal fees, costs and other expenses relating to the litigation of the Action referred to in paragraph 1.2 except as provided in paragraph 5.

          6.6 This Agreement shall be effective on the date signed by all parties and if those signatures are on different dates, the effective date shall be the date upon which the last signatory signed the Agreement.

          6.7 This Agreement constitutes 11 pages and two (2) exhibits in addition thereto.

          6.8 Each party or responsible officer or partner or other person signing on behalf of any person or entity has read this entire agreement and understands the contents.


Dated:                , 2000                BIKERS DREAM OF SACRAMENTO
      ----------------



                                    By:
                                            ------------------------------------
                                            An authorized representative with
                                            binding irrevocable settlement
                                            authority



Dated:                , 2000
        --------------                      ------------------------------------
                                            JAMES KINNICUTT



Dated:                , 2000
        --------------                      ------------------------------------

                                            SUSAN KINNICUTT



Dated:                , 2000
        --------------                      ------------------------------------
                                            WILLIAM GRESHER



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Dated:                , 2000                BIKERS DREAM, INC.
        --------------




                                    By:     ____________________________________
                                            An authorized representative with
                                            binding irrevocable settlement
                                            authority